Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Nebula Acquisition Corporation (the “Company”) for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, Adam H. Clammer, Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2018	/s/ Adam H. Clammer
	Name:	Adam H. Clammer
	Title:	Co-Chief Executive Officer
(Principal Executive Officer)